Exhibit 10.5
FIRST AMENDMENT TO
CHICAGO MERCANTILE EXCHANGE INC.
SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN

The Chicago Mercantile Exchange Inc. Senior Management Supplemental Deferred Savings Plan (the “Plan”) is amended, effective January 1, 2020, as follows:

1.    NEX Services North America, LLC, BrokerTec Americas LLC, EBS Dealing Resources, Inc., Traiana, Inc. and TriOptima North America LLC are hereby added to the list of Participating Employers in Appendix A of the Plan.

2.    A new Supplement C is hereby added to the Plan, which reads in its entirety as follows:

SUPPLEMENT C
CERTAIN NEX EMPLOYEES

Any eligible individual who was employed by NEX Services North America, LLC, BrokerTec Americas LLC, EBS Dealing Resources, Inc., Traiana, Inc. or TriOptima North America LLC (collectively, the “NEX Entities”) on November 2, 2018 shall be treated for eligibility and vesting service purposes as though his or her service with the NEX Entities from his or her most recent hire date with the NEX Entities had been rendered as an employee of an Employer.

IN WITNESS WHEREOF, Chicago Mercantile Exchange Inc. has caused this amendment to be executed by its duly authorized officer this 20th day of December, 2019.

By:    /s/ Hilda Harris Piell

Its:    SMD, CHRO
7490269.2

SECOND AMENDMENT TO
CHICAGO MERCANTILE EXCHANGE INC.
SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN

The Chicago Mercantile Exchange Inc. Senior Management Supplemental Deferred Savings Plan (the “Plan”) is amended, effective June 1, 2023, as follows:

1.Section 3.4(c) is added to the Plan as follows:

For the avoidance of doubt, payment in lieu of a bonus under the CME Group Inc. Severance Plan is not Pensionable Compensation and shall not be included in the calculation of Cash Balance Plan Make-Whole Credits.

IN WITNESS WHEREOF, Chicago Mercantile Exchange Inc. has caused this amendment to be executed by its duly authorized officer this 8th day of May, 2023.

By:    /s/ Francie Sisul

Its:    MD Compensation and Benefits

THIRD AMENDMENT TO
CHICAGO MERCANTILE EXCHANGE INC.
SENIOR MANAGEMENT SUPPLEMENTAL DEFERRED SAVINGS PLAN

The Chicago Mercantile Exchange Inc. Senior Management Supplemental Deferred Savings Plan (the “Plan”) is amended, effective December 6, 2023, as follows:

1.Section 4.2(c) is amended to allow the election of up to ten annual installments. Accordingly, the third sentence of Section 4.2(c) is removed and replaced in its entirety with the following:

The election shall also specify whether the Plan Year Account is to be paid in a lump sum or in substantially equal annual installments, and if installments are elected, the number of such installments (not to exceed ten) (a “form of payment election”).

IN WITNESS WHEREOF, Chicago Mercantile Exchange Inc. has caused this amendment to be executed by its duly authorized officer on December 17, 2023.

By:    /s/ Francie Sisul

                        Managing Director Compensation & Benefits
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